Exhibit 10.3p


               AMENDMENT ONE TO THE LOAN AGREEMENT


              This Amendment One to the Loan Agreement (this "Amendment") is entered into as of April 16, 1999, by and between MAXICARE HEALTH PLANS, INC., a Delaware corporation ("Lender") and PETER J. RATICAN ("Borrower"), in light of the following:


                            RECITALS

              WHEREAS, Lender and Borrower have entered into that certain Settlement and Release Agreement (the "Settlement Agreement") of even date herewith and in connection with the Settlement Agreement, Lender and Borrower have also entered into Related Agreements as defined in the Settlement Agreement;

              WHEREAS, Lender and Borrower have entered into that certain Amended and Restated Secured Promissory Note (the "Amended and Restated Note"), of even date herewith, which amends, restates and supersedes, in its entirety, that certain Secured Promissory Note (the "Original Note") executed on February 18, 1997 by and between Lender and Borrower;

              WHEREAS, Lender and Borrower have entered into that certain Amendment One to the Pledge Agreement ("Amendment One to the Pledge Agreement") of even date herewith, which amends that certain Pledge Agreement entered into as of February 18, 1997, by and between Lender and Borrower (the "Pledge Agreement");

              AND WHEREAS, in connection with the Settlement Agreement, the Related Agreements (as defined in the Settlement Agreement), the Amended and Restated Note, and Amendment One to the Pledge Agreement, Lender and Borrower desire to enter into this Amendment One to that certain Loan Agreement entered into as of February 18, 1997, by and between Lender and Borrower (the "Loan Agreement").

              NOW, THEREFORE, for valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

              1.  The  effectiveness  of   this   Amendment  shall  be
conditioned upon (i) the occurrence of the "Effective Date" as such term is defined in the Settlement Agreement; (ii) delivery of the fully executed Settlement Agreement and Related Agreements; (iii) the Effective Date of the Consulting Agreement between the Company and
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Elwood I. Kleaver, Jr. ("Kleaver") pursuant to which Kleaver agrees to function as the Company's Chief Operating Officer ("COO"); and (iv) unanimous approval of this Amendment by the Board provided, however, that if such approval is not unanimous, Borrower may elect to declare the Settlement Agreement and the Related Agreements null and void.

              2. All terms used herein shall have the same meaning as in the Loan Agreement, and this Amendment shall be considered a part of the Loan Agreement.

              3. In Section 1.8 of the Loan Agreement, the date "April 1, 2001" is hereby replaced with "June 30, 2003."

              4. By clerical error, a second Section 1.9 exists in the Loan Agreement, operating to define the term "Pledge Agreement." This section defining "Pledge Agreement" is hereby re-numbered as
Section 1.10. However, this re-numbering in no way changes the language or effect of the definition of "Pledge Agreement," which refers not only to the Pledge Agreement but also to any amendment of the Pledge Agreement, including but not limited to Amendment One to the Pledge Agreement.

              5. Section 2.5 is deleted in its entirety and replaced with the following:

                  "The Balance as determined in the Amended and Restated Note shall be payable on the Maturity Date."

              6. Except as expressly set forth herein, all of the terms and conditions contained in the Loan Agreement shall remain in full force and effect and shall not be modified by the terms hereof.

              7. If this Amendment does not become effective, the provisions of the Loan Agreement shall remain in full force and effect.
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              IN WITNESS WHEREOF,  Lender  and  Borrower have executed
this Amendment as of the date first written above.



                                LENDER:

                                MAXICARE HEALTH PLANS, INC., a
                                Delaware corporation


                                By: /s/ Richard A. Link
                                Name:  Richard A. Link
                                Its: Executive Vice President and
                                Chief Financial Officer


                                By:  /s/ Alan Bloom
                                Name: Alan Bloom
                                Its: Secretary

                                BORROWER:


                                /s/ Peter J. Ratican
                                PETER J. RATICAN